CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:	MANAGERS AMG FUNDS - SYSTEMATIC VALUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section
	13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in
	all material respects, the financial condition and results of operations of the issuer.



Dated:	October 17, 2003
	----------------



/s/ Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President


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	CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:	MANAGERS AMG FUNDS - SYSTEMATIC VALUE FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section
	13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in
	all material respects, the financial condition and results of operations of the issuer.


Dated:	October 17, 2003
	----------------



/s/ Galan G. Daukas
-------------------
Galan G. Daukas
Chief Financial Officer